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                                                                   Exhibit 10(w)
                                LENDER ADDENDUM


          Reference is made to the Term Loan Agreement, dated as of July 31, 2000 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"), among GGP Limited Partnership, GGPLP L.L.C., the institutions from time to time parties thereto as Lenders, Lehman Commercial Paper Inc., as Syndication Agent, and Bankers Trust Company, as Administrative Agent. Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

          Upon execution and delivery of this Lender Addendum by the parties hereto as provided in Section 3.3 of the Loan Agreement, (a) Lehman Commercial Paper Inc. hereby agrees to increase its Loan Commitment under the Loan Agreement as set forth in Schedule 1 hereto, effective as of the date of this Lender Addendum and (b) the Maximum Aggregate Loan Amount shall be increased to $205,000,000.00.

          THIS LENDER ADDENDUM SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          This Lender Addendum may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
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                                                                               2



          IN WITNESS WHEREOF, the parties hereto have caused this Lender Addendum to be duly executed and delivered by their proper and duly authorized officers as of this 20th day of October, 2000.


                                             LEHMAN COMMERCIAL PAPER INC.


                                             By:________________________________
                                                Name:
                                                Title:

Accepted and agreed:

GGP LIMITED PARTNERSHIP

By:  General Growth Properties, Inc., its sole general partner


By:______________________________
   Name:  Bernard Friebaum
   Title: Executive Vice President

GGPLP L.L.C.

By:  GGP Limited Partnership, its managing member

By:  General Growth Properties, Inc., its sole general partner


By:______________________________
   Name:  Bernard Friedbaum
   Title: Executive Vice President

BANKERS TRUST COMPANY,
  as Administrative Agent

By:______________________________
   Name:
   Title:
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                                                                               3

LEHMAN COMMERCIAL PAPER INC.,
  as Syndication Agent


By:______________________________
   Name:
   Title:
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                                                                      Schedule 1


                               LOAN COMMITMENTS




     Additional Loan Commitment:  $50,000,000.00
     Total Loan Commitments:  $100,000,000.00
     Adjusted Pro Rata Share:  0.4878%